UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2021

HOLOGIC, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-36214	04-2902449
(Commission File Number)	(I.R.S. Employer Identification No.)

250 Campus Drive, Marlborough, MA	01752
(Address of Principal Executive Offices)	(Zip Code)

(508) 263-2900

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	HOLX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On April 8, 2021, Hologic, Inc. (“Hologic”) and certain significant equityholders of Mobidiag Oy, a Finnish limited liability company (“Mobidiag”), entered into a share purchase agreement (the “Purchase Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions, Hologic or one of its subsidiaries will purchase all of the outstanding equity of Mobidiag (the “Transaction”) for EUR 600 million in cash and the repayment of certain outstanding indebtedness.

The Purchase Agreement contains warranties and covenants customary for a transaction of this nature, including non-competition and non-solicitation obligations from certain equityholders. The consummation of the Transaction is subject to customary closing conditions, including, among others, (i) Hologic having obtained requisite clearances from Finnish and French governmental authorities, (ii) at least ninety percent (90%) of the equityholders of Mobidiag (the “Sellers”) becoming party to the Purchase Agreement and (iii) compliance by the Sellers with their obligations under the Purchase Agreement (subject to certain materiality thresholds).

The Purchase Agreement contains certain customary termination rights for Hologic and the Sellers, including, among other events, if the Transaction has not been completed on or prior to August 6, 2021 (which date may be extended to September 5, 2021 under certain circumstances) (the “Termination Date”). In the event of a termination of the Purchase Agreement due to the failure to obtain the required regulatory clearances by the Termination Date, Hologic has agreed to pay Mobidiag a termination fee of EUR 20 million.

Hologic intends to finance the Transaction with cash on hand and borrowings under its existing credit facilities.

The Purchase Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Hologic, Mobidiag or the Sellers. The warranties contained in the Purchase Agreement were made only for purposes of the Purchase Agreement as of the specific dates therein, were solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Hologic’s public disclosures.

The Purchase Agreement is filed as Exhibit 2.1 hereto and incorporated by reference herein. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement.

Item 7.01.	Regulation FD Disclosure.

On April 8, 2021, Hologic issued a press release announcing the Transaction, which is included as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.

The information furnished in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements.

This communication contains forward-looking statements, including statements related to the proposed Transaction and other statements regarding Hologic’s current expectations, prospects and opportunities. These forward-looking statements are covered by the “Safe Harbor for Forward-Looking Statements” provided by the Private Securities Litigation Reform Act of 1995. Hologic has tried to identify these forward looking statements by using words such as “expect,” “anticipate,” “estimate,” “plan,” “will,” “would,” “should,” “could,” “forecast,” “believe,” “guidance,” “projection,” “target” or similar expressions, but these words are not the exclusive means for identifying such statements. Hologic cautions that a number of risks, uncertainties and other factors could cause Hologic’s actual results to differ materially from those expressed in, or implied by, the forward-looking statements, including, without limitation that the conditions to closing the Transaction will be satisfied; the impact of the Transaction on Hologic’s business, its financial and operating results and its employees, suppliers and customers; factors affecting the feasibility and timing of any transaction or other action, including, without limitation, required third-party consents and regulatory approvals; and risks related to realization of the expected benefits of the Transaction or other action to Hologic and its stockholders. For a detailed discussion of factors that could affect Hologic’s future operating results, please see Hologic’s filings with the Securities and Exchange Commission, including the disclosures under “Risk Factors” in those filings. Except as expressly required by the federal securities laws, Hologic undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, changed circumstances or future events or for any other reason.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

2.1	Share Purchase Agreement, dated as of April 8, 2021, by and among Hologic, Inc., and certain sellers listed therein†

99.1	Press Release issued by Hologic on April 8, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Hologic, Inc. has duly caused this current report to be signed on its behalf by the undersigned officer hereunto duly authorized.

HOLOGIC, INC.

By:	/s/ John M. Griffin
Name:	John M. Griffin
Title:	General Counsel

Dated: April 8, 2021